EXHIBIT 32.1


                                 CERTIFICATION PURSUANT TO
                                  18 U.S.C. SECTION 1350,
                                   AS ADOPTED PURSUANT TO
                       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the quarterly report of Dominix, Inc. (the "Company") on Form 10-QSB for the quarter ending March 31, 2004 as filed with the Securities and Exchange Commission on May ___, 2004 (the "Report"), I, Raymond Barton, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Raymond Barton
---------------------------
Raymond Barton
Chief Executive Officer

May ___, 2004

A signed original of this certification has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.